                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of Alamosa PCS Holdings, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of the 16th day of February, 2000.



                                             ROSEWOOD TELECOMMUNICATIONS,
                                             L.L.C.


                                             By: /s/ C. JEDSON NAU
                                                 -------------------------------
                                                 C. Jedson Nau
                                                 Senior Vice President

                                             ROSEWOOD FINANCIAL, INC.


                                             By: /s/ C. JEDSON NAU
                                                 -------------------------------
                                                 C. Jedson Nau
                                                 Senior Vice President

                                             DFL INVESTING, INC.


                                             By: /s/ C. JEDSON NAU
                                                 -------------------------------
                                                 C. Jedson Nau
                                                 Senior Vice President

                                             THE ROSEWOOD CORPORATION


                                             By: /s/ C. JEDSON NAU
                                                 -------------------------------
                                                 C. Jedson Nau
                                                 Senior Vice President

                                             CAROLINE HUNT TRUST ESTATE


                                             By: /s/ DON W. CRISP
                                                 -------------------------------
                                                 Don W. Crisp
                                                 Trustee